Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, of our report dated December 29, 1999, included in Williams Controls, Inc.'s Form 10-K for the year ended September 30, 1999, and to all references to our Firm included in this registration statement.

                                                   /s/   Arthur Andersen LLP
                                                   -------------------------
                                                   ARTHUR ANDERSEN LLP




Portland, Oregon
July 25, 2000
ex23